LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
----------------------------------------------------------

OFFICERS AND TRUSTEES
J. Luther King, Jr., CFA  Jacqui Brownfield
Chairman of the Board,    Vice President,
President                 Secretary & Treasurer
Paul W. Greenwell         Joseph C. Neuberger
Vice President            Assistant Treasurer
Steve Purvis              Jeffrey T. Rauman
Vice President            Assistant Secretary
H. Kirk Downey            Robert Kern
Trustee                   Assistant Secretary
Earle A. Shields, Jr.     James Tiegs
Trustee                   Assistant Secretary
----------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
----------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   Firstar Mutual Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
----------------------------------------------------------

CUSTODIAN FOR ALL FUNDS EXCEPT LKCM
INTERNATIONAL FUND
   Firstar Bank, N.A.
   425 Walnut Street
   Cincinnati, OH 45202
----------------------------------------------------------

CUSTODIAN & SUB-ADMINISTRATOR FOR LKCM INTERNATIONAL FUND
   Investors Bank &Trust Company
   200 Clarendon Street
   Boston, MA 02110
----------------------------------------------------------

LEGAL COUNSEL
   Kirkpatrick & Lockhart LLP
   1800 Massachusetts Avenue, N.W.
   Washington, D.C. 20036-1800
----------------------------------------------------------

INDEPENDENT AUDITORS
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue
   Milwaukee, WI 53202
----------------------------------------------------------

DISTRIBUTOR
   PFPC Distributors, Inc.
   3200 Horizon Drive
   King of Prussia, PA 19406
----------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


                                      LKCM
                                      FUNDS
--------------------------------------------------------------------------------

LKCM SMALL CAP EQUITY FUND
LKCM EQUITY FUND
LKCM BALANCED FUND
LKCM FIXED INCOME FUND
LKCM INTERNATIONAL FUND


                                  Annual Report
                                December 31, 2000

                                    LKCM FUNDS

DEAR FELLOW SHAREHOLDERS:
We are pleased to report the following performance information for the LKCM
Funds:

                                                                                AVERAGE
                                                                 ONE YEAR       ANNUAL
                                                                  TOTAL          TOTAL
                                                  NET ASSET       RETURN        RETURN
                                   INCEPTION      VALUE AT         ENDED         SINCE
FUNDS                                DATES        12/31/00       12/31/00      INCEPTION
------------------                ----------     ----------     ----------    -----------
LKCM Equity Fund                   01/03/96        $13.25            4.14%        15.95%
  S&P 500                                                           (9.10%)       18.33%
LKCM Small Cap Equity Fund         07/14/94        $17.00           11.37%        15.98%
  Russell 2000                                                      (3.02%)       12.59%
LKCM International Fund            12/30/97        $11.44          (10.68%)       11.93%
  EAFE Index*                                                      (14.17%)        9.33%
LKCM Balanced Fund                 12/30/97        $11.77           (2.34%)        7.73%
  Lehman Bond Index**                                               10.12%         6.19%
LKCM Fixed Income Fund             12/30/97        $10.01            9.26%         5.30%
  Lehman Bond Index**                                               10.12%         6.19%

* Morgan Stanley Capital International Europe, Australasia, Far East Index
**Lehman Brothers Intermediate Government/Credit Bond Index

     The first year of the new millennium was a volatile one in the stock market, characterized by extremes equivalent to hundred year storms. We are pleased to report to investors that, despite the treacherous markets of 2000, our Funds had a good solid year. We believe that it is instructive to review the events and conditions that unfolded both to understand the elements that impacted performance in 2000 and as a starting point in formulating our outlook for the investing environment in 2001. In retrospect, it is clear why the economy in 2000 slowed. Interest rates were on the rise globally, precipitated by restrictive central banks. Energy prices were rising, pinching the pocket books of consumers and pressuring margins at many companies. Employment, while remaining robust all year, began to soften slightly as the first quarter came to a close. In March, the excessive speculation in "new economy" stocks rapidly unwound with stunning losses undoubtedly denting consumer confidence in a so-called reverse wealth effect. As is often the case in financial markets dominated by crowd behavior, negative trends begot more negative news - companies began to signal disappointing earnings, concerns began to grow about slow Christmas sales, inventory levels and abating capital spending, while banks began to tighten credit standards. Of course, the implication was negative equity market returns in the U.S. and around the globe with the worst year on record for the NASDAQ Composite, down 39%. The investing climate has an impact on the performance of all funds including the LKCM Funds that we manage on behalf of our clients. However, our penchant for diversification, valuation disciplines and finally, our rigorous research-intensive approach to individual security selection paved the way for our flagship Funds, the LKCM Equity Fund and the LKCM Small Cap Equity Fund, to post positive total returns during a year where most stock market indices experienced a loss.
     The LKCM Equity Fund is managed to provide long-term capital appreciation via investment primarily in common stocks of mid-sized and large companies. The Fund focuses its investments primarily in quality companies with above-average profitability and reasonable valuations. The Fund followed up modest out-performance in the bull market of 1999 with substantial out-performance relative to the S&P 500 in the difficult market of 2000. During the year, the Fund produced a 4% total return versus a bruising 9% loss by the S&P 500. Broad diversification among attractively valued stocks was the primary reason for the Fund's successful year. As of December 31, 2000, the total net assets of the portfolio were $24.8 million with 83.7% of the net assets invested in common stocks and 16.3% in cash reserves net of liabilities. The Fund is somewhat defensively positioned as we enter 2001 but continues to focus its equity holdings in quality companies with reasonable valuations.
     The LKCM Small Cap Equity Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The Fund had a notable year in 2000, gaining 11% versus a decline of 3% in the Russell 2000 Index, a popular proxy for small stock performance. The Fund's successful investment strategy focuses on investing in shares of reasonably valued niche companies with above average return and growth prospects. Our careful valuation analysis was a key driver of success in 2000. Stock selection was solid across the portfolio throughout the year. However, a substantial over-weighted position in the energy sector offset by an underweight position in the technology sector was a substantial contributor to out-performance. As of December 31, 2000, the total net assets of the portfolio were $211 million with 81.7% of the net assets invested in common and preferred stocks and 18.3% in cash reserves net of liabilities. The Fund is somewhat defensively positioned as we enter 2001 but continues to hold an attractive portfolio of companies that have compelling valuations and attractive niche growth prospects.
     The LKCM International Fund is managed in a style that seeks absolute returns. The Fund posted a net return of -9.80% for the second half of 2000 versus an MSCI EAFE return of -10.54%. Attribution analysis shows that Europe was the major contributor to the return, while Asia and Japan were negative. The major winners were a mix of old economy and quality new economy. The portfolio's basic stance was defensiveness: financials, oils, utilities, pharmaceuticals and consumer non-durables. In the second half of 2000, the asset base of the Fund declined. At December 31, 2000, the Fund size was US$99.5m (US$103.1m on June 30, 2000). After a long, long flight at some pretty high altitudes, the U.S. economy is now coming in to land, and carrying with it the prospects in much of Europe and Asia. Just now it is within sight of the runway, but there's plenty of scope for things to go wrong. If the descent is too fast and too steep, then this jumbo-jet economy could still turn into burning wreckage. What's needed is a gentle managed touchdown before the next flight. If that happens, Asia will improve and Europe will continue on its solid growth track. If it doesn't happen, the coming year will be painful.
     The LKCM Balanced Fund is managed using a total return approach, which emphasizes capital appreciation, income generation and protection against excessive volatility. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, convertible securities, government and corporate bonds and cash. We were disappointed with the way the portfolio behaved in the first quarter of 2000. Undoubtedly, the quarter was extreme with record-setting volatility (at the time) and unprecedented out-performance by high growth stocks. We simply were ineffective at positioning the portfolio to keep up with such extremes while also maintaining the downside protection that the portfolio's investors have come to expect. Nevertheless, performance during the last three quarters of 2000 was exceptional. Over that time, the equity investments in the portfolio were down less than half that of the S&P 500. Performance of the overall portfolio was down only modestly, providing significant downside protection in a treacherous market environment. As of December 31, 2000, total net assets were $7.8 million and the asset mix was 65.1% common stocks, 1.1% convertible securities, 21.2% corporate bonds, 11.4% in government bonds, and 1.2% in cash reserves net of liabilities. The "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment alternative for volatile markets environments.
     The LKCM Fixed Income Fund emphasizes current income and capital preservation. The Fund's strategy is to invest in a combination of noncallable bonds for their offensive characteristics and callable bonds as defensive investments in order to create a high quality, low volatility, intermediate maturity portfolio. As an example of our strategy, several of the Fund's largest corporate bond holdings have unique call provisions that offer an attractive combination of risk and return. The Fund's return of 9% during the calendar year was the highest annual return that the Fund has achieved in its three-year life. However, the Fund underperformed the Lipper Intermediate Investment Grade Index during the past twelve months. We have relied upon our internal research capabilities in order to identify corporate bonds with strong credit profiles and attractive yields. The average effective maturity of the Fund at the end of the year was approximately 5.1 years and the average quality was A+. As of December 31, 2000, total net assets were $33.6 million and the asset mix was 65.2% in corporate bonds, 31.2% in U.S. Treasury Notes and 3.6% in cash and cash equivalents. The portfolio is well positioned to benefit from the current environment of low inflation and continued economic growth.
     The year of 2001 has barely begun and the Federal Reserve has already responded to the weakening economy with aggressive easing of interest rates. We believe that the Fed is likely to follow its already 100 basis point reduction in rates with another 50 basis points or so. In addition to this monetary stimulus, we expect a tax cut to inject fiscal stimulus into the economy as well. The outlook for the equity markets in 2001 is reasonably good, assuming a recession is avoided. A new cycle of falling short-term interest rates is a distinct positive for the equity markets as is a correction in the over-extended valuation levels of last year and progress toward reducing overly optimistic earnings expectations. The biggest swing factors are the potential for an outright recession (versus a soft landing) and the potential for a weaker dollar. Deterioration by the economy or the dollar could create market turbulence. As a result, diversification and valuation remain virtues - both strengths of our Fund offerings. Our research intensive stock selection process should also be a strength in this environment. As always, we focus on companies with business models that support high and/or rising returns on invested capital, strong and growing cash flows and strong balance sheets. And, we try to buy these businesses at attractive valuations. This year, we will give extra attention to financial soundness as creditors have tightened lending standards. We see promise in this environment that has reminded investors of the danger of momentum investing for its own sake and has a renewed appreciation for rigorous fundamental analysis. We are honored to bring such investment skills to bear on behalf of the investors in the LKCM Funds.

Regards,

/s/  Luther King

J. Luther King, Jr., CFA
January 26, 2001

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Small Cap Equity Fund and LKCM Equity Fund, compared to the Funds' representative market indices.
The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. Market capitalization is typically between $57 million and $610 million.
The Lipper Small-Cap Core Fund Index is an unmanaged index consisting of 30 small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.
The S&P 500 Index is an unmanaged index of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index.
The Lipper Multi-Cap Core Fund Index is an unmanaged index consisting of 30 multi-cap core funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average.
Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------
                    PAST     PAST     PAST      SINCE
                   1 YEAR   3 YEARS  5 YEARSINCEPTION(1)
---------------------------------------------------------
LKCM SMALL
  CAP EQUITY
  FUND             11.37%    6.84%   13.53%    15.98%
---------------------------------------------------------
Russell 2000
  Index            (3.02%)   4.65%   10.31%    12.59%
---------------------------------------------------------
Lipper Small-Cap
Core Fund Index     6.93%    7.39%   12.44%    14.70%
---------------------------------------------------------
(1) July 14, 1994


A $10,000 Investment in LKCM Small Cap Equity Fund

             LKCM                                   Lipper Small
             Small Cap         Russell 2000         Cap Core
             Equity Fund       Index                Fund Index

7/94         10000             10000                10000
12/94        10500             10267                10343
6/95         12170             11748                11874
12/95        13839             13188                13522
6/96         16157             14554                15418
12/96        17392             15363                16051
6/97         19526             16390                17746
12/97        21404             18798                19620
6/98         22102             19724                20750
12/98        20064             18320                18908
6/99         22042             20020                19953
12/99        23440             22214                22723
6/00         24930             22890                24666
12/00        26105             21544                24298


AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------
                         PAST        PAST       SINCE
                        1 YEAR      3 YEARS   INCEPTION(1)
-----------------------------------------------------------
LKCM EQUITY FUND         4.14%      13.15%     15.95%
-----------------------------------------------------------
S&P 500 Index           (9.10%)     12.26%     18.33%
-----------------------------------------------------------
Lipper Multi-Cap
Core Fund Index         (3.34%)     11.48%     15.97%
-----------------------------------------------------------
(1) January 3, 1996


A $10,000 Investment in LKCM Equity Fund

                                                     Lipper
                                                     Multi-Cap
             LKCM                  S&P 500           Core Fund
             Equity Fund           Index             Index

1/96         10,000                 10,000             10,000
6/96         10,800                 11,010             10,904
12/96        11,700                 12,296             11,988
6/97         13,491                 14,830             13,817
12/97        14,457                 16,399             15,137
6/98         16,179                 19,303             17,256
12/98        16,352                 21,085             17,965
6/99         18,522                 23,696             19,875
12/99        20,124                 25,522             21,695
6/00         20,597                 25,415             22,567
12/00        20,957                 23,199             20,972

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Balanced Fund and LKCM Fixed Income Fund compared to the Funds' representative market indices.
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard &Poor's or Fitch, in that order.
The Lipper Balanced Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.
The Lipper Intermediate Investment-Grade Bond Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.
Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------
                         PAST        PAST       SINCE
                        1 YEAR      3 YEARS   INCEPTION(1)
------------------------------------------------------------
LKCM BALANCED
  FUND                  (2.34%)         7.75%      7.73%
------------------------------------------------------------
Lehman Bond Index(2)    10.12%          6.21%      6.19%
------------------------------------------------------------
Lipper Balanced
Fund Index               2.39%          8.69%      8.67%
------------------------------------------------------------
(1) December 30, 1997
(2) Lehman Brothers Intermediate Government/Credit Bond Index


A $10,000 Investment in LKCM Balanced Fund

             LKCM            Lehman          Lipper
             Balanced        Bond            Balanced
             Fund            Index           Fund Index

1/98         10,000           10,000           10,000
6/98         10,694           10,417           10,955
12/98        11,283           10,947           11,508
6/99         12,206           10,698           12,218
12/99        12,809           10,712           12,541
6/00         12,685           11,159           12,759
12/00        12,511           11,981           12,841


AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
                         PAST        PAST       SINCE
                        1 YEAR      3 YEARS    INCEPTION(1)
-------------------------------------------------------------
LKCM FIXED
INCOME FUND              9.26%       5.31%      5.30%
-------------------------------------------------------------
Lehman Bond Index(2)    10.12%       6.21%      6.19%
-------------------------------------------------------------
Lipper Intermediate
Investment-Grade
Bond Fund Index         10.58%       5.71%      5.70%
-------------------------------------------------------------
(1) December 30, 1997
(2) Lehman Brothers Intermediate Government/Credit Bond Index


A $10,000 Investment in LKCM Fixed Income Fund

                                                Lipper
                               Lehman           Intermediate
             LKCM Fixed        Bond             Investment-Grade
             Income Fund       Index            Bond Fund Index

1/98         10,000             10,000            10,000
6/98         10,308             10,417            10,377
12/98        10,727             10,947            10,788
6/99         10,606             10,698            10,635
12/99        10,690             10,712            10,682
6/00         11,016             11,159            11,034
12/00        11,681             11,981            11,813

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM International Fund compared to the Fund's representative market index.
The Morgan Stanley Capital International Europe Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 20 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.
The Lipper International Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, invest their assets in securities whose primary trading markets are outside of the United States.
Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------
                         PAST        PAST       SINCE
                        1 YEAR      3 YEARS   INCEPTION(1)
-----------------------------------------------------------
LKCM INTERNATIONAL
  FUND                 (10.68%)     11.95%     11.93%
-----------------------------------------------------------
EAFE Index(2)          (14.17%)      9.35%      9.33%
-----------------------------------------------------------
Lipper International
Fund Index             (14.72%)      9.82%      9.79%
-----------------------------------------------------------
(1) December 30, 1997
(2) Morgan Stanley Capital International Europe, Australasia, Far East Index.

A $10,000 Investment in LKCM International Fund

             LKCM                              Lipper
             International    EAFE             International
             Fund             Index            Fund Index

1/98         10,000            10,000            10,000
6/98         10,920            11,593            11,581
12/98        11,010            12,000            11,266
6/99         11,210            12,476            12,043
12/99        15,712            15,236            15,527
6/00         15,559            14,617            14,889
12/00        14,035            13,078            13,243

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2000

COMMON STOCKS - 79.70%              SHARES        VALUE
--------------------------------------------------------------------------------

BASIC MATERIALS - 3.90%
   Boise Cascade Corporation        75,000  $ 2,521,875
   Crown Pacific Partners, L.P.      2,500       22,344
   Louisiana-Pacific Corporation   250,000    2,531,250
   NL Industries, Inc.              50,000    1,212,500
   Packaging Corp of America #     120,000    1,935,000
                                            -----------
                                              8,222,969
                                            -----------

CAPITAL GOODS - 13.72%
   Alliant Techsystems Inc. #       35,000    2,336,250
   Chart Industries, Inc. #        200,000      862,500
   Diebold, Inc.                   110,000    3,671,250
   Lindsay Manufacturing Company   225,000    5,090,625
   National Service Industries, Inc.100,000   2,568,750
   Reliance Steel & Aluminum
     Company                       131,250    3,248,437
   Scott Technologies, Inc.        175,000    3,915,625
   Stewart & Stevenson Services, Inc.100,000  2,270,313
   Tetra Tech, Inc. #               90,000    2,868,750
   Trinity Industries, Inc.         85,000    2,125,000
                                            -----------
                                             28,957,500
                                            -----------

CONSUMER CYCLICALS - 7.64%
   D.R. Horton, Inc.               150,000    3,665,625
   Harte-Hanks, Inc.               170,000    4,026,875
   InterTAN, Inc. #(1)             150,000    1,743,750
   Iron Mountain, Inc. #            75,000    2,784,375
   Pulte Corporation                40,000    1,687,500
   Sylvan Learning Systems, Inc. # 150,000    2,221,875
                                            -----------
                                             16,130,000
                                            -----------

CONSUMER STAPLES - 7.59%
   CBRL Group, Inc.                100,000    1,818,750
   Cott Corporation #(1)           410,000    3,126,250
   Earthgrains Company             190,000    3,515,000
   Henry Schein, Inc. #            150,000    5,193,750
   Patterson Dental Company #       70,000    2,371,250
                                            -----------
                                             16,025,000
                                            -----------


COMMON STOCKS                       SHARES        VALUE
--------------------------------------------------------------------------------
ENERGY - 13.79%
   Cabot Oil & Gas Corporation
      - Class A                     45,000  $ 1,403,437
   Carbo Ceramics, Inc.             60,000    2,246,250
   Chieftain International, Inc. #(1)40,000   1,105,000
   Devon Energy Corporation         60,885    3,712,158
   Dril-Quip, Inc. #                75,000    2,564,063
   Encal Energy Ltd.(1)            487,500    3,456,641
   HS Resources, Inc. #            110,000    4,661,250
   McMoRan Exploration Co. #        45,000      596,250
   The Meridian Resource
     Corporation #                 200,000    1,725,000
   Stolt Comex Seaway, S.A. #(1)   150,000    1,650,000
   Tom Brown, Inc. #               125,000    4,109,375
   Varco International, Inc. #      85,500    1,859,625
                                            -----------
                                             29,089,049
                                            -----------

FINANCIAL SERVICES - 9.83%
   AmeriCredit Corp. #              50,000    1,362,500
   CNA Surety Corporation          209,000    2,978,250
   Cullen/Frost Bankers, Inc.       75,000    3,135,938
   FVNB Corporation                 19,000      667,375
   Hibernia Corporation - Class A   83,900    1,069,725
   Investment Technology Group, Inc.30,000    1,252,500
   Mobile Mini, Inc. #             191,000    4,393,000
   StanCorp Financial Group, Inc.   20,000      955,000
   Texas Regional Bancshares, Inc. 151,800    4,933,500
                                            -----------
                                             20,747,788
                                            -----------

HEALTH CARE - 8.04%
   Apogent Technologies Inc. #      64,000    1,312,000
   Beverly Enterprises, Inc. #     208,700    1,708,731
   Dendrite International, Inc. #   40,000      895,000
   King Pharmaceuticals, Inc. #     74,343    3,842,604
   Manor Care, Inc. #               87,000    1,794,375
   Oxford Health Plans, Inc. #      78,000    3,081,000
   Prime Medical Services, Inc. #   74,000      370,000
   Province Healthcare Company #    30,900    1,216,687
   Sybron Dental Specialties, Inc. #21,333      360,000
   Triad Hospitals, Inc. #          73,000    2,377,063
                                            -----------
                                             16,957,460
                                            -----------

REAL ESTATE INVESTMENT TRUSTS - 2.20%
   Brandywine Realty Trust         120,000    2,482,500
   Prentiss Properties Trust        80,000    2,155,000
                                            -----------
                                              4,637,500


                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED

                                DECEMBER 31, 2000


COMMON STOCKS                       SHARES        VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - 5.84%
   Advanced Digital Information
     Corporation #                  45,000  $ 1,035,000
   Dallas Semiconductor Corporation 75,000    1,921,875
   Harris Corporation               70,000    2,143,750
   Kopin Corporation #              70,000      774,375
   Mentor Graphics Corporation #    45,000    1,234,687
   NetIQ Corporation #              10,000      873,750
   New Focus, Inc. #                30,000    1,042,500
   RadiSys Corporation #            60,000    1,552,500
   Tekelec #                        58,500    1,755,000
                                            -----------
                                             12,333,437
                                            -----------

TELECOMMUNICATIONS - 0.81%
   Pinnacle Holdings, Inc. #       188,000    1,703,750
                                            -----------

TRANSPORTATION - 6.34%
   Kirby Corporation               280,000    5,880,000
   RailAmerica, Inc. #             500,000    3,921,875
   Swift Transportation Co., Inc. #180,000    3,566,250
                                            -----------
                                             13,368,125
                                            -----------
TOTAL COMMON STOCKS
   (cost $112,153,503)                      168,172,578
                                            -----------

PREFERRED STOCKS - 0.03%
--------------------------------------------------------------------------------
CONSUMER CYCLICALS - 0.03%
   Atlantic Gulf Corporation #@     26,017       65,043
                                            -----------
TOTAL PREFERRED STOCKS
   (cost $293,583)                               65,043


WARRANTS - 1.98%                    SHARES        VALUE
--------------------------------------------------------------------------------
HEALTHCARE - 1.98%
   Biovail Corporation International,
     expire 9/30/2002 #(1)          35,000  $ 4,165,000
                                            -----------

TOTAL WARRANTS
   (cost $257,783)                            4,165,000
                                            -----------

SHORT-TERM
INVESTMENTS - 18.64%             PRINCIPAL
--------------------------------------------------------------------------------
   Firstar Bank Demand Note,
   6.40% ^                     $ 8,913,430    8,913,430
   Firstar Bank Repurchase
     Agreement, 4.25%,
     dated 12/29/2000, *
     due 1/2/2001               30,416,000   30,416,000
                                            -----------

TOTAL SHORT-TERM INVESTMENTS
     (cost $39,329,430)                      39,329,430
                                            -----------

TOTAL INVESTMENTS - 100.35%
   (cost $152,034,299)                      211,732,051
                                            -----------

Liabilities, less Other Assets - (0.35)%       (731,426)
                                            -----------
Total Net Assets - 100.00%                 $211,000,625
                                            ===========

     #    - Non-income producing security.

     (1)  - Foreign security.

     @ - Security issued as a private placement and is illiquid by virtue of the absence of a readily available market. Security valued at fair value - See Note A to the financial statements.

     ^ - Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2000.

     * - Collateralized by U.S. Government securities, certificates of deposit or bankers' acceptances.

                     See notes to the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2000


COMMON STOCK - 83.66%               SHARES        VALUE
--------------------------------------------------------------------------------
BASIC MATERIALS - 3.97%
   Boise Cascade Corporation         4,000   $  134,500
   E.I. du Pont de Nemours and Company5,100     246,394
   Louisiana-Pacific Corporation    14,700      148,837
   Packaging Corp of America #      14,000      225,750
   Weyerhaeuser Company              4,500      228,375
                                            -----------
                                                983,856
                                            -----------

CAPITAL GOODS - 11.08%
   The B.F. Goodrich Company         3,900      141,862
   Diebold, Inc.                    11,200      373,800
   General Dynamics Corporation      2,700      210,600
   General Electric Company         10,000      479,375
   Honeywell International Inc.      6,800      321,725
   Illinois Tool Works Inc.          2,500      148,906
   Raytheon Company - Class B       10,000      310,625
   United Technologies Corporation   1,900      149,388
   Waste Management, Inc.           22,000      610,500
                                            -----------
                                              2,746,781
                                            -----------

CONSUMER CYCLICALS - 6.10%
   Gannett Company, Inc.            10,000      630,625
   H&R Block, Inc.                   9,500      393,062
   Home Depot, Inc.                  3,700      169,044
   RadioShack Corporation            7,500      321,094
                                            -----------
                                             1,513,825
                                            -----------

CONSUMER STAPLES - 6.13%
   Colgate-Palmolive Company         5,000      322,750
   ConAgra Foods, Inc.              10,100      262,600
   Kimberly-Clark Corporation       10,000      706,900
   McCormick & Company,
     Incorporated(2)                 6,300      227,194
                                            -----------
                                              1,519,444
                                            -----------

ENERGY - 12.96%
   Anadarko Petroleum Corporation    7,000      497,560
   BP Amoco PLC - ADR(1)             3,280      157,030
   Burlington Resources, Inc.        9,900      499,950
   Cabot Oil & Gas Corporation      12,400      386,725
   Exxon Mobil Corporation           8,000      695,500
   Halliburton Company              10,500      380,625
   Triton Energy Limited(1)          7,000      210,000
   Unocal Corporation               10,000      386,875
                                            -----------
                                              3,214,265
                                            -----------


COMMON STOCKS                       SHARES        VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 10.96%
   American General Corporation      8,000   $  652,000
   Cullen/Frost Bankers, Inc.        9,000      376,312
   Hibernia Corporation - Class A   40,000      510,000
   Mellon Financial Corporation      8,500      418,094
   Wells Fargo Company              13,700      762,919
                                            -----------
                                              2,719,325
                                            -----------

HEALTH CARE - 17.77%
   Apogent Technologies Inc. #      15,000      307,500
   HCA - The Healthcare Corporation 16,000      704,160
   Merck & Company, Inc.             4,500      421,312
   Millennium Pharmaceuticals, Inc. #3,000      185,625
   Pfizer, Inc.                     10,000      460,000
   Pharmacia Corporation            11,000      671,000
   Schering-Plough Corporation      11,000      624,250
   Sybron Dental Specialties, Inc. # 5,000       84,375
   Tenet Healthcare Corporation #    9,000      399,938
   Teva Pharmaceutical Industries
     Ltd. - ADR(1)                   7,500      549,375
                                            -----------
                                              4,407,535
                                            -----------

TECHNOLOGY - 9.74%
   ANTEC Corporation #               9,300       73,528
   Cisco Systems, Inc. #             8,000      306,000
   Dallas Semiconductor Corporation  5,000      128,125
   EMC Corporation                   4,000      266,000
   Harris Corporation                6,100      186,812
   Hewlett-Packard Company          10,000      315,625
   Intel Corporation                13,000      390,813
   Kopin Corporation #               8,900       98,456
   Microsoft Corporation #           3,200      138,800
   Motorola, Inc.                   12,000      243,000
   Nortel Networks Corporation(1)    3,500      112,219
   Sun Microsystems, Inc. #          5,600      156,100
                                            -----------
                                              2,415,478
                                            -----------

TELECOMMUNICATIONS - 3.53%
   Alcatel SA - ADR(1)               5,300      296,469
   ALLTEL Corporation                4,000      249,750
   Crown Castle International
     Corporation #                   8,000      216,500
   Verizon Communications Inc.       2,230      111,779
                                            -----------
                                               874,498
                                            -----------

See notes to the financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED

                                DECEMBER 31, 2000


COMMON STOCKS                       SHARES        VALUE
--------------------------------------------------------------------------------
TRANSPORTATION - 1.42%
   United Parcel Service, Inc.
     - Class B                       6,000   $  352,875
                                            -----------

TOTAL COMMON STOCKS
   (cost $14,664,961)                       20,747,882
                                            -----------


SHORT-TERM
INVESTMENTS - 16.96%             PRINCIPAL        VALUE
--------------------------------------------------------------------------------
   Firstar Bank Demand Note,
     6.40% ^                    $  677,222   $  677,222
   Firstar Bank Repurchase
     Agreement, 4.25%,
     dated 12/29/00, *
     due 1/2/2001                3,529,000    3,529,000

                                            -----------
TOTAL SHORT-TERM INVESTMENTS
   (cost $4,206,222)                          4,206,222
                                            -----------

TOTAL INVESTMENTS - 100.62%
   (cost $18,871,183)                        24,954,104
                                            -----------

Liabilities, less Other Assets - (0.62)%       (154,400)
                                            -----------
Total Net Assets - 100.00%                 $ 24,799,704
                                            ===========

     #    - Non-income producing security.

     (1)  - Foreign security.

     (2)  - Non-voting shares.

     ^ - Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2000.

     * - Collateralized by U.S. Government securities, certificates of deposit or bankers' acceptances.

     ADR  - American Depository Receipts.


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2000

COMMON STOCKS - 65.10%              SHARES        VALUE
--------------------------------------------------------------------------------
BASIC MATERIALS - 2.76%
   Boise Cascade Corporation         3,300   $  110,963
   Willamette Industries, Inc.       2,200      103,263
                                            -----------
                                                214,226
                                            -----------

CAPITAL GOODS - 5.60%
   Diebold, Inc.                     3,200      106,800
   General Electric Company          4,300      206,131
   Tyco International Group(1)       2,200      122,100
                                            -----------
                                                435,031
                                            -----------

CONSUMER CYCLICALS - 4.85%
   H&R Block, Inc.                   2,900      119,987
   Harte-Hanks, Inc.                 4,000       94,750
   Home Depot, Inc.                  1,800       82,238
   Wal-Mart Stores, Inc.             1,500       79,688
                                            -----------
                                                376,663
                                            -----------

CONSUMER STAPLES - 6.55%
   Colgate-Palmolive Company         2,300      148,465
   Kimberly-Clark Corporation        1,600      113,104
   Philip Morris Companies, Inc.     3,400      149,600
   Viacom, Inc. - Class B #          2,087       97,567
                                            -----------
                                                508,736
                                            -----------

ENERGY - 7.21%
   BP Amoco PLC - ADR(1)             1,700       81,387
   EOG Resources, Inc.               2,000      109,375
   Exxon Mobil Corporation           1,900      165,181
   Schlumberger Limited              1,250       99,922
   Unocal Corporation                2,700      104,456
                                            -----------
                                                560,321
                                            -----------

FINANCIAL SERVICES - 12.02%
   AEGON N.V. - ADR(1)                 402       16,658
   American General Corporation      2,100      171,150
   The Chase Manhattan Corporation   1,800       81,787
   Citigroup, Inc.                   2,266      115,708
   Cullen/Frost Bankers, Inc.        2,400      100,350
   Fannie Mae                        1,700      147,475
   Mellon Bank Corporation           2,940      144,611
   Wells Fargo Company               2,800      155,925
                                            -----------
                                                933,664
                                            -----------


COMMON STOCKS                       SHARES        VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 8.68%
   Medtronic, Inc.                   1,600   $   96,600
   Pfizer, Inc.                      2,800      128,800
   Pharmacia Corporation             3,256      198,616
   Tenet Healthcare Corporation #    3,000      133,313
   Teva Pharmaceutical Industries
     Ltd. - ADR(1)                   1,600      117,200
                                            -----------
                                                674,529
                                            -----------

REAL ESTATE INVESTMENT TRUSTS - 0.95%
   Crescent Real Estate Equities
     Company                         3,300       73,425
                                            -----------

TECHNOLOGY - 11.57%
   Cisco Systems, Inc. #             2,300       87,975
   Corning Incorporated              1,000       52,812
   Dell Computer Corporation #       2,200       38,362
   EMC Corporation                     860       57,190
   First Data Corporation            1,900      100,106
   Hewlett-Packard Company           1,500       47,344
   Intel Corporation                 2,500       75,156
   KLA-Tencor Corporation #          2,000       67,375
   Microsoft Corporation #           2,000       86,750
   Motorola, Inc.                    2,600       52,650
   National Semiconductor
     Corporation #                   2,600       52,325
   Nortel Networks Corporation(1)    1,650       52,903
   Oracle Corporation                3,440       99,975
   Sun Microsystems, Inc. #          1,000       27,875
                                            -----------
                                                898,798
                                            -----------

TELECOMMUNICATIONS - 2.84%
   ALLTEL Corporation                1,200       74,925
   Verizon Communications Inc.       2,900      145,363
                                            -----------
                                                220,288
                                            -----------

TRANSPORTATION - 2.07%
   RailAmerica, Inc. #               8,500       66,672
   United Parcel Service, Inc. - Class B1,600    94,100
                                            -----------
                                                160,772
                                            -----------

TOTAL COMMON STOCKS
   (cost $4,550,451)                          5,056,453
                                            -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED

                                DECEMBER 31, 2000


CORPORATE BONDS - 19.04%         PRINCIPAL        VALUE
--------------------------------------------------------------------------------
BASIC MATERIALS - 1.88%
   Aristech Chemical Corporation,
     6.875%, 11/15/2006         $  150,000  $   145,841
                                            -----------

CAPITAL GOODS - 1.60%
   Tyco International Group(1),
     6.375%, 6/15/2005             100,000       99,502
   WMX Technologies, Inc.,
     6.70%, 5/01/2001               25,000       24,901
                                            -----------
                                                124,403
                                            -----------

CONSUMER CYCLICALS - 3.08%
   J.C. Penney Company, Inc.,
     6.50%, 12/15/2007              60,000       34,227
   Tandy Corporation,
     6.95%, 9/01/2007              100,000      100,661
   Target Corporation,
     7.50%, 2/15/2005              100,000      104,510
                                            -----------
                                                239,398
                                            -----------

CONSUMER STAPLES - 0.92%
   Tribune Company, Convertible,
     2.00%, 5/15/2029                  830       71,795
                                            -----------

ENERGY - 1.26%
   Enron Oil & Gas Company,
     6.50%, 12/1/2007              100,000       97,817
                                            -----------

FINANCIAL SERVICES - 7.16%
   American General Corporation,
     6.75%, 6/15/2005              100,000      101,122
   Block Financial Corporation,
     6.75%, 11/01/2004              75,000       74,204
   Citigroup, Inc.,
     5.80%, 3/15/2004              100,000       98,982
   Lehman Brothers Holdings, Inc.,
     8.25%, 6/15/2007              100,000      105,044
   Morgan Stanley Group,
     6.875%, 3/01/2007             100,000      100,841
   Norwest Corporation,
     6.625%, 3/15/2003              75,000       75,663
                                            -----------
                                                555,856
                                            -----------


CORPORATE BONDS                  PRINCIPAL        VALUE
--------------------------------------------------------------------------------
MANUFACTURING - 0.22%
   Thomas & Betts Corporation,
     6.50%, 1/15/2006           $   25,000   $   17,106
                                            -----------

REAL ESTATE INVESTMENT TRUSTS - 0.94%
   EOP Operating LP,
     6.80%, 1/15/2009               50,000       48,469
   Prologis Trust,
     7.05%, 7/15/2006               25,000       24,987
                                            -----------
                                                 73,456
                                            -----------

TECHNOLOGY - 0.98%
   Kent Electronics,
     Callable 9/12/2001,
     4.50%, 9/01/2004               60,000       50,550
   Oracle Corporation,
     6.91%, 2/15/2007               25,000       25,266
                                            -----------
                                                 75,816
                                            -----------

TELECOMMUNICATIONS - 1.00%
   ITC DeltaCom, Inc. , Convertible,
     Callable 5/17/2002,
     4.50%, 5/15/2006               39,000       17,209
   MCI WorldCom, Inc.,
     7.75%, 4/01/2007               60,000       60,175
                                            -----------
                                                 77,384
                                            -----------

TOTAL CORPORATE BONDS
   (cost $1,558,699)                          1,478,872
                                            -----------

MORTGAGE-BACKED
SECURITIES - 2.12%
--------------------------------------------------------------------------------
UTILITIES - 2.12%
   Potomac Edison Company,
     Callable 2/12/2001,
     8.00%, 6/01/2006              100,000      101,110
   Public Service Electric & Gas
     Company,
     6.375%, 5/01/2023              65,000       63,671
                                            -----------

TOTAL MORTGAGE-BACKED SECURITIES
   (cost $160,310)                              164,781
                                            -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED

                                DECEMBER 31, 2000

CONVERTIBLE PREFERRED
STOCKS - 1.09%                      SHARES        VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.09%
   Crown Castle International
     Corporation, 7.25%              3,500   $   84,875
                                            -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
   (cost $80,750)                                84,875
                                            -----------

U.S. TREASURY
OBLIGATIONS - 11.44%             PRINCIPAL
--------------------------------------------------------------------------------
U.S. Treasury Notes:
   7.50%, 11/15/2001            $  150,000      152,487
   6.25%, 8/31/2002                150,000      152,346
   6.25%, 2/15/2003                100,000      102,171
   5.75%, 8/15/2003                170,000      172,577
   5.25%, 5/15/2004                100,000      100,357
   6.00%, 8/15/2004                100,000      102,885
   6.50%, 5/15/2005                100,000      105,544
                                            -----------

TOTAL U.S. TREASURY OBLIGATIONS
   (cost $870,864)                              888,367
                                            -----------


SHORT-TERM
INVESTMENTS - 1.07%              PRINCIPAL        VALUE
--------------------------------------------------------------------------------
   Firstar Bank Demand Note,
     6.40% ^                    $   83,404   $   83,404
                                            -----------

TOTAL SHORT-TERM INVESTMENTS
   (cost $83,404)                                83,404
                                            -----------

TOTAL INVESTMENTS - 99.86%
   (cost $7,304,478)                          7,756,752
                                            -----------

Other Assets in excess
     of Liabilities - 0.14%                      10,658
                                            -----------
Total Net Assets - 100.00%                  $ 7,767,410
                                            ===========

     #    - Non-income producing security.

     (1)  - Foreign security.

     ^ - Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2000.

     ADR  - American Depository Receipts.


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2000

CORPORATE BONDS - 56.16%         PRINCIPAL        VALUE
--------------------------------------------------------------------------------
BASIC MATERIALS - 1.74%
   Aristech Chemical Corporation,
     6.875%, 11/15/2006         $  600,000   $  583,363
                                            -----------

CAPITAL GOODS - 4.45%
   Tyco International Group(1),
     6.375%, 6/15/2005          1,000,000       995,021
   WMX Technologies, Inc.,
     6.70%, 5/01/2001             500,000       498,012
                                            -----------
                                              1,493,033
                                            -----------

CONSUMER CYCLICALS - 7.97%
   J.C. Penney Company, Inc.,
     6.50%, 12/15/2007            650,000       370,798
   Tandy Corporation,
     6.95%, 9/01/2007           1,250,000     1,258,265
   Target Corporation,
     7.50%, 2/15/2005           1,000,000     1,045,096
                                            -----------
                                              2,674,159
                                            -----------

ENERGY - 2.92%
   Enron Oil & Gas Company,
     6.50%, 12/1/2007           1,000,000       978,172
                                            -----------

FINANCIAL SERVICES - 21.16%
   Block Financial Corporation:
     6.75%, 11/01/2004          1,000,000       989,392
     8.50%, 4/15/2007             300,000       312,445
   Citigroup, Inc.,
     5.80%, 3/15/2004           1,000,000       989,815
   Lehman Brothers Holdings, Inc.,
     8.25%, 6/15/2007           1,000,000     1,050,442
   Morgan Stanley Group,
     6.875%, 3/01/2007          1,000,000     1,008,411
   Nationsbank Corporation,
     6.875%, 2/15/2005          1,000,000     1,010,441
   Northern Trust Company,
     6.25%, 6/02/2008             459,000       447,096
   Norwest Corporation,
     6.625%, 3/15/2003            500,000       504,421
   State Street Boston Corporation,
     5.95%, 9/15/2003             795,000       789,413
                                            -----------
                                              7,101,876
                                            -----------


CORPORATE BONDS                  PRINCIPAL        VALUE
--------------------------------------------------------------------------------
MANUFACTURING - 0.31%
   Thomas & Betts Corporation,
     6.50%, 1/15/2006          $  150,000    $  102,635
                                            -----------

REAL ESTATE INVESTMENT TRUSTS - 5.10%
   Camden Property Trust,
     7.00%, 11/15/2006            800,000       804,131
   EOP Operating LP,
     6.80%, 1/15/2009             550,000       533,162
   Prologis Trust,
     7.05%, 7/15/2006             375,000       374,804
                                            -----------
                                              1,712,097
                                            -----------

TECHNOLOGY - 5.09%
   Oracle Corporation,
     6.91%, 2/15/2007             675,000       682,174
   Texas Instruments, Inc.,
     7.00%, 8/15/2004           1,000,000     1,026,614
                                            -----------
                                              1,708,788
                                            -----------


TELECOMMUNICATIONS - 5.24%
   ALLTEL Corporation,
     7.25%, 4/01/2004             750,000       755,763
   MCI WorldCom, Inc.,
     7.75%, 4/01/2007           1,000,000     1,002,916
                                            -----------
                                              1,758,679
                                            -----------

TOOLS - HAND HELD - 2.03%
   Black & Decker Corporation,
     7.50%, 4/01/2003             675,000       682,405
                                            -----------

UTILITIES - 0.15%
   Southwest Gas Corporation,
     7.50%, 8/01/2006              50,000        51,733
                                            -----------

TOTAL CORPORATE BONDS
   (cost $18,898,666)                        18,846,940
                                            -----------


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED

                                DECEMBER 31, 2000


MORTGAGE-BACKED
 SECURITIES - 9.05%              PRINCIPAL        VALUE
--------------------------------------------------------------------------------
UTILITIES - 9.05%
   Interstate Power Company,
     Callable 9/15/2001,
     8.625%, 9/15/2021         $   50,000   $    51,926
   PP&L Resources, Inc.,
     6.55%, 3/01/2006           1,000,000       995,290
   Potomac Edison Company,
     Callable 2/12/2001,
     8.00%, 6/01/2006           1,000,000     1,011,104
   Public Service Electric & Gas
     Company,
     6.375%, 5/01/2023          1,000,000       979,557
                                            -----------

TOTAL MORTGAGE-BACKED SECURITIES
   (cost $2,929,448)                         3,037,877
                                            -----------


U.S. TREASURY
OBLIGATIONS - 31.21%
--------------------------------------------------------------------------------
U.S. Treasury Notes:
   5.375%, 2/15/2001            1,000,000       999,727
   5.75%, 11/30/2002            1,000,000     1,010,075
   6.25%, 2/15/2003             1,000,000     1,021,708
   7.25%, 8/15/2004             1,000,000     1,069,200
   7.50%, 2/15/2005             1,000,000     1,087,905
   6.50%, 5/15/2005             1,000,000     1,055,442
   5.875%, 11/15/2005           1,000,000     1,034,236
   6.50%, 10/15/2006            1,000,000     1,067,579
   6.125%, 8/15/2007            1,500,000     1,579,570
   6.50%, 2/15/2010               500,000       547,383
                                            -----------

TOTAL U.S. TREASURY OBLIGATIONS
    (cost $10,085,522)                       10,472,825
                                            -----------



SHORT-TERM
INVESTMENTS - 2.08%              PRINCIPAL        VALUE
--------------------------------------------------------------------------------
   Firstar Bank Demand Note,
     6.40% ^                   $   21,587  $     21,587
   Firstar Bank Repurchase Agreement,
     4.25%, dated 12/29/00, *
     due 1/2/2001                 677,000       677,000
                                            -----------

TOTAL SHORT-TERM INVESTMENTS
   (cost $698,587)                              698,587
                                            -----------

TOTAL INVESTMENTS - 98.50%
   (cost $32,612,223)                        33,056,229
                                            -----------

Other Assets in excess
     of Liabilities - 1.50%                     503,331
                                            -----------
Total Net Assets - 100.00%                 $ 33,559,560
                                            ===========

     (1)  - Foreign Security.

     ^ - Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2000.

     * - Collateralized by U.S. Government securities, certificates of deposit or bankers' acceptances.


                     See notes to the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2000


                                                 LKCM                                         LKCM
                                             SMALL CAP           LKCM           LKCM          FIXED           LKCM
                                                EQUITY         EQUITY       BALANCED         INCOME  INTERNATIONAL
                                                  FUND           FUND           FUND           FUND           FUND
ASSETS:
Investments, at value *.................   $181,316,051   $21,425,104     $7,756,752    $32,379,229  $ 98,579,338**
Repurchase agreements *.................     30,416,000     3,529,000             --        677,000            --
Dividends and interest receivable.......        143,603        25,592         43,606        545,262            --
Receivable from Adviser.................             --            --          3,263             --            --
Receivable for investments sold.........      1,202,837       112,486             --             --            --
Receivable for fund shares sold.........             --            --             --             --     1,004,547
Organizational expenses, net of accumulated
  amortization..........................             --            --          6,500          6,500        11,973
Other assets............................         22,493         5,267          2,254          3,925        34,633
                                            -----------    ----------      ---------     ----------   -----------
   Total assets.........................    213,100,984    25,097,449      7,812,375     33,611,916    99,630,491
                                            -----------    ----------      ---------     ----------   -----------

LIABILITIES:
Payable for investments purchased.......      1,611,335       245,425         27,254             --            --
Payable for investment advisory fees....        369,848        28,702             --         28,374        11,995
Payable for fund shares purchased.......             --            --             --             --        21,590
Accrued expenses and other liabilities..        119,176        23,618         17,711         23,982        70,696
                                            -----------    ----------      ---------     ----------   -----------
   Total liabilities....................      2,100,359       297,745         44,965         52,356       104,281
                                            -----------    ----------      ---------     ----------   -----------
NET ASSETS..............................   $211,000,625   $24,799,704     $7,767,410    $33,559,560  $ 99,526,210
                                            ===========    ==========      =========     ==========   ===========
NET ASSETS CONSIST OF:
Paid in capital.........................   $151,285,898   $18,685,736     $7,277,414    $33,455,698  $102,224,066
Undistributed net investment income ....         35,947         4,191         24,401         29,906       284,094
Undistributed net realized gain
  (loss) on securities and foreign
   currency transactions................        (18,972)       26,856         13,321       (370,050)   (3,375,214)
Net unrealized appreciation/depreciation on:
    Investments.........................     59,697,752     6,082,921        452,274        444,006     1,092,457
    Other assets and liabilities denominated
      in foreign currency...............             --            --             --             --      (699,193)
                                            -----------    ----------      ---------     ----------   -----------
NET ASSETS..............................   $211,000,625   $24,799,704     $7,767,410    $33,559,560  $ 99,526,210
                                            -----------    ----------      ---------     ----------   -----------
Shares of beneficial interest outstanding
  (unlimited shares of no par value
  authorized)...........................     12,412,847     1,871,467        660,083      3,352,363     8,699,942
Net asset value per share (offering and
  redemption price).....................   $      17.00   $     13.25     $    11.77    $     10.01  $      11.44
                                            ===========    ==========      =========     ==========   ===========

* Cost of Investments...................   $152,034,299   $18,871,183     $7,304,478    $32,612,223
                                            ===========    ==========      =========     ==========
** Investments in the Master Portfolio.


                     See notes to the financial statements.

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                 LKCM                                         LKCM
                                             SMALL CAP           LKCM           LKCM          FIXED           LKCM
                                                EQUITY         EQUITY       BALANCED         INCOME  INTERNATIONAL
                                                  FUND           FUND           FUND           FUND           FUND
INVESTMENT INCOME:
Dividends *.............................    $ 1,033,652   $   692,661     $   59,892     $       --  $  1,071,998**
Interest................................      1,591,879       175,992        156,015      1,946,827       462,194**
Expenses allocated from Master Portfolio             --            --             --             --      (218,601)
                                             ----------    ----------      ---------      ---------    ----------
   Total income.........................      2,625,531       868,653        215,907      1,946,827     1,315,591
                                             ----------    ----------      ---------      ---------    ----------

EXPENSES:
Investment advisory fees ...............      1,576,604       179,553         47,433        150,704       847,185
Administrative fees.....................        126,970        20,145         20,055         20,187        70,046
Accounting and transfer agent
   fees and expenses....................         87,526        37,601         37,031         44,716        63,162
Professional fees.......................         62,835         8,248          1,912          8,654        26,110
Custody fees and expenses...............         33,465         8,687          6,729          6,316       193,668
Federal and state registration..........         21,453         8,141          7,644         12,972        18,715
Reports to shareholders.................         19,740         3,151            496          2,308         6,187
Trustees' fees..........................         15,577         2,685            416          1,677         4,994
Amortization of deferred charges........             --            --          3,268          3,268         5,940
Other ..................................         17,083         2,879            320          1,411         4,304
                                             ----------    ----------      ---------      ---------    ----------
  Total expenses........................      1,961,253       271,090        125,304        252,213     1,240,311
  Less, expense waiver
     and/or reimbursement...............             --       (65,886)       (66,925)       (56,301)     (300,517)
                                             ----------    ----------      ---------      ---------    ----------
Net expenses............................      1,961,253       205,204         58,379        195,912       939,794
                                             ----------    ----------      ---------      ---------    ----------
NET INVESTMENT INCOME...................        664,278       663,449        157,528      1,750,915       375,797
                                             ----------    ----------      ---------      ---------    ----------

REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain (loss) on:
   Investments..........................     22,945,937     1,980,928         19,965       (284,040)   13,237,713**
   Foreign currency transactions........             --            --             --             --    (1,645,235)**
   Futures contracts....................             --            --             --             --      (113,395)**
                                             ----------    ----------      ---------      ---------    ----------
                                             22,945,937     1,980,928         19,965       (284,040)   11,479,083
                                             ----------    ----------      ---------      ---------    ----------
Net change in unrealized appreciation/depreciation on:
   Investments..........................     (1,189,398)   (1,632,771)      (369,395)     1,317,918   (22,599,079)**
   Foreign currency transactions........             --            --             --             --      (696,763)**
                                             ----------    ----------      ---------      ---------    ----------
                                             (1,189,398)   (1,632,771)      (369,395)     1,317,918   (23,295,842)
                                             ----------    ----------      ---------      ---------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS.......................     21,756,539       348,157       (349,430)     1,033,878   (11,816,759)
                                             ----------    ----------      ---------      ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............    $22,420,817   $ 1,011,606     $ (191,902)    $2,784,793  $(11,440,962)
                                             ==========    ==========      =========      =========    ==========

* Net of Foreign Taxes Withheld.........    $        --   $     1,480     $      371     $       --  $    130,773
                                             ==========    ==========      =========      =========    ==========
** Allocated from the Master Portfolio
   (see Note A) Income includes
     Dividend income before conversion of:                                                           $    875,039
                                                                                                       ==========
     Interest income before conversion of:                                                           $    358,391
                                                                                                       ==========


                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                        LKCM
                                                 SMALL CAP EQUITY FUND                 LKCM EQUITY FUND

                                             Year Ended         Year Ended        Year Ended         Year Ended
                                             December 31,       December 31,      December 31,      December 31,
                                                 2000               1999              2000              1999
                                            --------------     --------------    --------------    --------------
OPERATIONS:
Net investment income....................       $  664,278        $  360,678        $  663,449        $  276,897
Net realized gain on investments ........       22,945,937        13,148,667         1,980,928        11,960,994
Net change in unrealized appreciation/
   depreciation on investments...........       (1,189,398)       18,273,521        (1,632,771)       (5,005,383)
                                               -----------       -----------        ----------        ----------
     Net increase in net assets
       resulting from operations.........       22,420,817        31,782,866         1,011,606         7,232,508
                                               -----------       -----------        ----------        ----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income....................         (524,175)         (363,466)         (646,034)         (275,849)
Net realized gain on investments.........      (32,617,907)       (3,140,224)       (3,049,331)       (6,529,751)
                                               -----------       -----------        ----------        ----------
    Total dividends and distributions....      (33,142,082)       (3,503,690)       (3,695,365)       (6,805,600)
                                               -----------       -----------        ----------        ----------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold............       11,581,863         8,454,712         3,308,681         6,077,832
Shares issued on reinvestment of dividends
  and distributions......................       32,089,268         3,408,485         3,556,808         3,914,068
Cost of shares redeemed..................      (52,112,913)      (57,996,318)       (6,874,518)      (23,995,464)
                                               -----------       -----------        ----------        ----------
    Net decrease in net assets from
       from Fund share transactions......       (8,441,782)      (46,133,121)           (9,029)      (14,003,564)
                                               -----------       -----------        ----------        ----------
Total decrease in net assets.............      (19,163,047)      (17,853,945)       (2,692,788)      (13,576,656)

NET ASSETS:
Beginning of period......................      230,163,672       248,017,617        27,492,492        41,069,148
                                               -----------       -----------        ----------        ----------
End of period *..........................     $211,000,625      $230,163,672       $24,799,704       $27,492,492
                                               ===========       ===========        ==========        ==========

* Including undistributed net
  investment income of:..................       $   35,947   $        61,562         $   4,191         $   1,048
                                               ===========       ===========        ==========        ==========

CHANGES IN SHARES OUTSTANDING:
Shares sold..............................          621,762           536,898           218,842           402,049
Shares issued in reinvestment of dividends
   and distributions.....................        1,880,965           192,244           265,830           285,910
Shares redeemed..........................       (2,823,100)       (3,775,364)         (457,088)       (1,698,331)
                                               -----------       -----------        ----------        ----------
                                                  (320,373)       (3,046,222)           27,584        (1,010,372)
                                               -----------       -----------        ----------        ----------

Beginning of period......................       12,733,220        15,779,442         1,843,883         2,854,255
                                               -----------       -----------        ----------        ----------
End of period............................       12,412,847        12,733,220         1,871,467         1,843,883
                                               ===========       ===========        ==========        ==========


                     See notes to the financial statements.


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               LKCM
                                                    LKCM BALANCED FUND                  FIXED INCOME FUND

                                             Year Ended         Year Ended        Year Ended        Year Ended
                                             December 31,       December 31,      December 31,      December 31,
                                                 2000               1999              2000              1999
                                            --------------     --------------    --------------    --------------
OPERATIONS:
Net investment income....................       $  157,528        $   91,811       $ 1,750,915       $ 1,144,788
Net realized gain (loss) on investments .           19,965            34,641          (284,040)          (85,458)
Net change in unrealized appreciation/depreciation
   on investments........................         (369,395)          518,246         1,317,918        (1,085,107)
                                                 ---------         ---------        ----------        ----------
    Net increase (decrease) in net assets
      resulting from operations..........         (191,902)          644,698         2,784,793           (25,777)
                                                 ---------         ---------        ----------        ----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income....................         (135,585)          (93,999)       (1,726,991)       (1,142,793)
Net realized gain on investments.........          (15,342)           (6,417)               --           (22,567)
                                                 ---------         ---------        ----------        ----------
    Total dividends and distributions....         (150,927)         (100,416)       (1,726,991)       (1,165,360)
                                                 ---------         ---------        ----------        ----------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold............        1,614,830         2,627,719         7,758,309        16,042,143
Shares issued on reinvestment of dividends
   and distributions.....................          150,410            99,323         1,266,863           929,489
Cost of shares redeemed..................         (505,608)          (59,878)       (2,539,368)       (4,321,114)
                                                 ---------         ---------        ----------        ----------
    Net increase in net assets from
       from Fund share transactions......        1,259,632         2,667,164         6,485,804        12,650,518
                                                 ---------         ---------        ----------        ----------
Total increase in net assets.............          916,803         3,211,446         7,543,606        11,459,381

NET ASSETS:
Beginning of period......................        6,850,607         3,639,161        26,015,954        14,556,573
                                                 ---------         ---------        ----------        ----------
End of period *..........................       $7,767,410        $6,850,607       $33,559,560       $26,015,954
                                                 =========         =========        ==========        ==========

* Including undistributed net
   investment income of:.................        $  24,401          $    463        $   29,906          $  3,923
                                                 =========         =========        ==========        ==========

CHANGES IN SHARES OUTSTANDING:
Shares sold..............................          132,846           224,075           793,403         1,611,115
Shares issued in reinvestment of dividends
   and distributions.....................           12,557             8,525           129,195            94,556
Shares redeemed..........................          (42,129)           (5,023)         (256,312)         (439,102)
                                                 ---------         ---------        ----------        ----------
                                                   103,274           227,577           666,286         1,266,569
                                                 ---------         ---------        ----------        ----------

Beginning of period......................          556,809           329,232         2,686,077         1,419,508
                                                 ---------         ---------        ----------        ----------
End of period............................          660,083           556,809         3,352,363         2,686,077
                                                 =========         =========        ==========        ==========


                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        LKCM INTERNATIONAL
                                                                                               FUND

                                                                                   Year Ended        Year Ended
                                                                                  December 31,      December 31,
                                                                                      2000              1999
                                                                                 --------------    --------------
OPERATIONS:
Net investment income........................................................       $  375,797        $   21,738
Net realized gain on investments, futures contracts
     and foreign currency transactions.......................................       11,479,083         3,312,002
Net change in unrealized appreciation/depreciation...........................      (23,295,842)       20,224,103
                                                                                   -----------       -----------
     Net increase (decrease)  in net assets resulting from operations........      (11,440,962)       23,557,843
                                                                                   -----------       -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income........................................................          (62,272)               --
Net realized gain on investments.............................................      (16,528,553)       (1,451,155)
                                                                                   -----------       -----------
    Total dividends and distributions........................................      (16,590,825)       (1,451,155)
                                                                                   -----------       -----------

FUND SHARE TRANSACTIONS:
Net proceeds from shares sold................................................       45,832,184        14,148,239
Shares issued on reinvestment of dividends and distributions.................       16,257,406         1,444,287
Cost of shares redeemed......................................................      (18,423,410)      (10,792,619)
                                                                                   -----------       -----------
    Net increase in net assets from Fund share transactions..................       43,666,180         4,799,907
                                                                                   -----------       -----------
Total increase in net assets.................................................       15,634,393        26,906,595

NET ASSETS:
Beginning of period..........................................................       83,891,817        56,985,222
                                                                                   -----------       -----------
End of period*...............................................................     $ 99,526,210      $ 83,891,817
                                                                                   ===========       ===========

* Including undistributed net investment income of:..........................      $   284,094   $            --
                                                                                   ===========       ===========

CHANGES IN SHARES OUTSTANDING:
Shares sold..................................................................        3,042,293         1,118,117
Shares issued on reinvestment of dividends and distributions.................        1,443,819            93,907
Shares redeemed..............................................................       (1,220,599)         (951,791)
                                                                                   -----------       -----------
                                                                                     3,265,513           260,233
                                                                                   -----------       -----------

Beginning of period..........................................................        5,434,429         5,174,196
                                                                                   -----------       -----------
End of period................................................................        8,699,942         5,434,429
                                                                                   ===========       ===========


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                  LKCM SMALL CAP EQUITY FUND


                                                      Year         Year         Year          Year         Year
                                                      Ended        Ended        Ended         Ended        Ended
                                                  December 31, December 31, December 31,  December 31,  December 31
                                                      2000         1999         1998          1997         1996
                                                     ---------    ---------    ---------     ---------    ---------
NET ASSET VALUE-- BEGINNING OF PERIOD.........         $ 18.08      $ 15.72      $ 16.89       $ 16.20      $ 13.84
                                                     ---------    ---------    ---------     ---------    ---------
Net investment income........................             0.05         0.03         0.05          0.02         0.05
Net realized and unrealized
   gain (loss) on investments.................            2.02         2.61        (1.10)         3.38         3.26
                                                     ---------    ---------    ---------     ---------    ---------
    Total from investment operations..........            2.07         2.64        (1.05)         3.40         3.31
                                                     ---------    ---------    ---------     ---------    ---------
Dividends from net investment income..........           (0.05)       (0.03)       (0.07)        (0.07)       (0.07)
Distributions from net realized gains.........           (3.10)       (0.25)       (0.05)        (2.64)       (0.88)
                                                     ---------    ---------    ---------     ---------    ---------
    Total distributions.......................           (3.15)       (0.28)       (0.12)        (2.71)       (0.95)
                                                     ---------    ---------    ---------     ---------    ---------
NET ASSET VALUE-- END OF PERIOD...............         $ 17.00      $ 18.08      $ 15.72       $ 16.89      $ 16.20
                                                     =========    =========    =========     =========    =========
TOTAL RETURN..................................           11.37%       16.83%       (6.26)%       23.07%       25.67%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).........        $211,001     $230,164     $284,018      $274,787     $199,088
Ratio of expenses to average net assets.......            0.93%        0.90%        0.91%         0.95%        1.00%
Ratio of net investment income
    to average net assets.....................            0.32%        0.16%        0.35%         0.22%        0.39%
Portfolio turnover rate.......................              79%          48%          35%           34%          66%


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                         LKCM EQUITY FUND

                                                                                                        January 3,
                                                      Year         Year         Year          Year       1996(1)
                                                      Ended        Ended        Ended         Ended      through
                                                  December 31, December 31, December 31,  December 31,  December 31,
                                                      2000         1999         1998          1997         1996
                                                     ---------    ---------    ---------     ---------    ---------
NET ASSET VALUE-- BEGINNING OF PERIOD.........         $ 14.91      $ 14.39      $ 13.18       $ 11.70      $ 10.00
                                                     ---------    ---------    ---------     ---------    ---------
Net investment income.........................            0.40         0.10(2)      0.10          0.10         0.15
Net realized and unrealized
  gain on investments........................             0.24         2.97         1.63          2.52         1.55
                                                     ---------    ---------    ---------     ---------    ---------
    Total from investment operations..........            0.64         3.07         1.73          2.62         1.70
                                                     ---------    ---------    ---------     ---------    ---------
Dividends from net investment income.........            (0.40)       (0.15)       (0.10)        (0.25)          --
Distributions from net realized gains.........           (1.90)       (2.40)       (0.42)        (0.89)          --
                                                     ---------    ---------    ---------     ---------    ---------
    Total distributions.......................           (2.30)       (2.55)       (0.52)        (1.14)          --
                                                     ---------    ---------    ---------     ---------    ---------

NET ASSET VALUE-- END OF PERIOD...............         $ 13.25      $ 14.91      $ 14.39       $ 13.18      $ 11.70
                                                     =========    =========    =========     =========    =========
TOTAL RETURN..................................            4.14%       23.07%       13.11%        23.57%       17.00%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........          $24,800      $27,492      $41,069       $52,392      $34,608
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement..            1.06%        0.93%        1.02%         1.16%        1.32%(4)
  After expense waiver and/or reimbursement...            0.80%        0.80%        0.80%         0.80%        0.80%(4)
Ratio of net investment income
     to average net assets:
  Before expense waiver and/or reimbursement              2.33%        0.56%        0.49%         0.57%        0.98%(4)
  After expense waiver and/or reimbursement...            2.59%        0.69%        0.71%         0.93%        1.50%(4)
Portfolio turnover rate.......................              57%          59%          45%           48%          79%


(1) Commencement of operations.
(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3) Not annualized.
(4) Annualized.


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                LKCM BALANCED FUND                   LKCM FIXED INCOME FUND

                                          Year         Year         Year         Year          Year         Year
                                          Ended        Ended        Ended        Ended         Ended        Ended
                                      December 31, December 31, December 31, December 31,  December 31, December 31,
                                          2000         1999         1998         2000          1999         1998
                                        ---------    ---------    ---------    ---------     ---------    ---------
NET ASSET VALUE --
  BEGINNING OF PERIOD............         $ 12.30      $ 11.05      $ 10.00       $ 9.69       $ 10.25      $ 10.00
                                        ---------    ---------    ---------    ---------     ---------    ---------
Net investment income............            0.26         0.22         0.22         0.56          0.52         0.54(1)
Net realized and unrealized gain (loss)
  on investments.................           (0.55)        1.26         1.05         0.31         (0.55)        0.17
                                        ---------    ---------    ---------    ---------     ---------    ---------
    Total from investment
      operations.................           (0.29)        1.48         1.27         0.87         (0.03)        0.71
                                        ---------    ---------    ---------    ---------     ---------    ---------
Dividends from net investment
  income.........................           (0.22)       (0.22)       (0.22)       (0.55)        (0.52)       (0.46)
Distributions from net realized gains       (0.02)       (0.01)          --           --         (0.01)          --
                                        ---------    ---------    ---------    ---------     ---------    ---------
    Total distributions..........           (0.24)       (0.23)       (0.22)       (0.55)        (0.53)       (0.46)
                                        ---------    ---------    ---------    ---------     ---------    ---------
NET ASSET VALUE-- END OF PERIOD..         $ 11.77      $ 12.30      $ 11.05      $ 10.01        $ 9.69      $ 10.25
                                        =========    =========    =========    =========     =========    =========
TOTAL RETURN.....................           (2.34)%      13.53%       12.84%        9.26%        (0.34)%       7.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $ 7,767      $ 6,851      $ 3,639      $33,560       $26,016      $14,557
Ratio of expenses to average net assets:
  Before expense reimbursement...            1.72%        1.95%        4.59%        0.84%         0.89%        1.28%
  After expense reimbursement....            0.80%        0.80%        0.80%        0.65%         0.65%        0.65%
Ratio of net investment income (loss) to
  average net assets:
  Before expense waiver and/
    or reimbursement.............            1.24%        0.81%       (1.38)%       5.63%         5.34%        4.66%
  After expense waiver and/
    or reimbursement.............            2.16%        1.96%        2.41%        5.82%         5.58%        5.29%
Portfolio turnover rate..........              48%          47%          39%          28%           68%          82%


(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS

            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                             LKCM INTERNATIONAL FUND

                                                                    Year              Year              Year
                                                                    Ended             Ended             Ended
                                                                December 31,      December 31,      December 31,
                                                                    2000              1999              1998
                                                                  ---------         ---------         ----------
NET ASSET VALUE --
  BEGINNING OF PERIOD.....................................          $ 15.44           $ 11.01            $ 10.00
                                                                  ---------         ---------         ----------
Net investment income.....................................             0.06(1)           0.00               0.04(2)
Net realized and unrealized gain (loss) on investments....            (1.74)             4.70               0.97
                                                                  ---------         ---------         ----------
    Total from investment operations......................            (1.68)             4.70               1.01
                                                                  ---------         ---------         ----------
Dividends from net investment income......................            (0.01)               --                 --
Distributions from net realized gains.....................            (2.31)            (0.27)                --
                                                                  ---------         ---------         ----------
    Total distributions...................................            (2.32)            (0.27)                --
                                                                  ---------         ---------         ----------
NET ASSET VALUE-- END OF PERIOD...........................          $ 11.44           $ 15.44            $ 11.01
                                                                  =========         =========         ==========
TOTAL RETURN..............................................           (10.68)%           42.71%             10.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).....................          $99,526           $83,892            $56,985
Ratio of expenses to average net assets:
  Before expense reimbursement............................             1.51%             1.52%              1.40%
  After expense reimbursement.............................             1.20%             1.20%              1.20%
Ratio of net investment income (loss) to average net assets:
  Before expense waiver and/or reimbursement..............             0.08%            (0.28)%             0.34%
  After expense waiver and/ or reimbursement..............             0.39%             0.04%              0.54%
Portfolio turnover rate...................................              186%(3)           205%               196%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

(3) On October 2, 2000, the Fund invested all of its investable assets into the TT EAFE Portfolio, which has an identical investment objective as the Fund.

  Portfolio turnover rate is provided for the period January 1, 2000 through September 30, 2000.


                     See notes to the financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five diversified series of shares comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The LKCM Small Cap Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of small companies (those with market values less than $1.5 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above average returns on the shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index. The LKCM International Fund currently intends to attempt to achieve its goal by operating under a master-feeder structure. This means that the LKCM International Fund currently intends to seek its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio" or "Master Portfolio"), a series of the TTInternational U.S.A. Master Trust, which has an identical investment objective as the LKCM International Fund and is managed by TTInternational Investment Management ("TTInternational"). On October 2, 2000, the International Fund invested all of its investable assets into the Portfolio, which has an identical investment objective as the Fund. At December 31, 2000, the LKCM International Fund has a 61.1% ownership interest in the Portfolio, which is recorded at value. The Portfolio's financial statements are included within this annual report and should be read in conjunction with the financial statements of the LKCM International Fund. The LKCM International Fund records its daily pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the LKCM International Fund accrues its own expenses daily as incurred. Accounting policies of the Portfolio, including valuation of investments, are more fully described in the Portfolio's financial statements.
The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange or the Nasdaq Stock Market for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees.
    2. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.
    3. REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with broker-dealers or banks that meet the credit guidelines established by the Board of Trustees. In connection with transactions in repurchase agreements, it is the Fund's policy that the custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.
    4. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds intend to pay dividends and net capital gain distributions, if any, on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds intend to pay dividends on a quarterly basis and net capital gain distributions, if any, on an annual basis.
    5. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.
    6. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.
    7. FORWARD CURRENCY OPTIONS AND FUTURES: The LKCM International Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected to hedge non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for options and futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily. The risk associated with the use of foreign currency options and futures includes the possibility of an illiquid market.
    8. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.
    9. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
    10. OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.
B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual rates presented below as applied to each Fund's daily net assets. For the year ended December 31, 2000, the Adviser waived and/or reimbursed the following expenses:


                                             LKCM           LKCM           LKCM          LKCM           LKCM
                                       SMALL CAP EQUITY    EQUITY        BALANCED    FIXED INCOME   INTERNATIONAL
                                             FUND           FUND           FUND          FUND           FUND
Annual Advisory Rate                         0.75%          0.70%          0.65%         0.50%         (1)(2)
Annual Cap on Expenses                       1.00%          0.80%          0.80%         0.65%          1.20%
Expenses Waived and/or Reimbursed             --           $65,886        $66,925       $56,301       $300,517

(1) To the extent that the Fund invests all of its investable assets in the Portfolio, the advisory fee paid to the Adviser is reduced from an annual rate of 1.00% of the Fund's average daily net assets to an annual rate of 0.50% of the Fund's average daily net assets.
(2) TTInternational is entitled to receive a fee from the Portfolio, calculated daily and payable monthly, at the annual rate of 0.50%.
Firstar Mutual Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Funds except LKCM International Fund. Firstar Bank, N.A. serves as custodian for all LKCM Funds except LKCM International Fund. Investors Bank & Trust Company serves as custodian, accounting services agent and sub-administrator of the LKCM International Fund.
Distribution services are performed pursuant to distribution contracts with PFPC Distributors, Inc., the Trust's principal underwriter, and other broker-dealers.

   C. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2000 were as follows:


                                                          PURCHASES                            SALES
                                              U.S. GOVERNMENT        OTHER       U.S. GOVERNMENT        OTHER
                                               -------------     -------------    -------------     -------------
LKCM Small Cap Equity Fund                     $        --        $139,372,178     $        --       $177,221,218
LKCM Equity Fund                                        --          12,462,976              --         15,281,856
LKCM Balanced Fund                                 549,561           4,138,443         498,861          2,850,603
LKCM Fixed Income Fund                           5,063,926           8,922,102       1,038,746          6,955,680
LKCM International Fund*                                --         180,402,807              --        158,189,047

*For the period from January 1, 2000 through September 30, 2000, prior to investing substantially all investable assets of the Fund in the Portfolio.


At December 31, 2000, cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were:

                                                   COST          APPRECIATION    (DEPRECIATION)   NET APPRECIATION
                                               -------------     -------------    -------------     -------------
LKCM Small Cap Equity Fund                     $152,022,686       $62,123,920      ($2,414,555)      $59,709,365
LKCM Equity Fund                                 18,897,747         6,602,844         (546,487)        6,056,357
LKCM Balanced Fund                                7,302,539         1,079,690         (625,477)          454,213
LKCM Fixed Income Fund                           32,622,914           826,446         (393,131)          433,315

At December 31, 2000, the LKCM Fixed Income Fund had accumulated capital loss carryforwards of $359,358, with $64,453 expiring in the year 2007 and $294,905 expiring in the year 2008. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforward. At December 31, 2000, the LKCM Small Cap Equity Fund and LKCM International Fund had net realized capital losses from transactions between November 1, 2000 and December 31, 2000 of $35,432 and $3,696,090, respectively, which for tax purposes are deferred and will be recognized in 2001.

   D. OTHER: At December 31, 2000, the LKCM International Fund had five shareholders who, in aggregate, owned greater than 50% of the outstanding shares.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of LKCM Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (constituting the LKCM Funds, hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
February 15, 2001

                                   LKCM FUNDS
                                 TAX INFORMATION

REQUIRED INCOME TAX DISCLOSURES

         In early 2001, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended December 31, 2000. The Funds hereby designate the following amounts, including the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction, as long-term capital gains distributions.


                        LKCM                            LKCM            LKCM
                      Small Cap         LKCM        International     Balanced
                     Equity Fund     Equity Fund        Fund            Fund
                     -----------     -----------     -----------     ----------
Capital Gains
  Taxed at 20%       $28,741,342     $2,511,968      $3,269,441        $15,342

                                TT EAFE PORTFOLIO
                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2000


                                                  VALUE
COMMON STOCKS - 90.19%              SHARES     (NOTE 1)
---------------------------------------------------------------
BELGIUM - 2.16%
---------------------------------------------------------------
BANKS - 1.11%
   Dexia                             9,916  $ 1,790,245
   Dexia-Strip VVPR #                2,242           42
                                            -----------
                                              1,790,287
                                            -----------

BEVERAGES - 1.05%
   Interbrew #                      48,179    1,676,186
   Interbrew-Strip VVPR #           29,001          273
                                            -----------
                                              1,676,459
                                            -----------
TOTAL BELGIUM                                 3,466,746
                                            -----------

CANADA - 0.49%
---------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 0.49%
   Ballard Power Systems, Inc. #    12,415      780,428
                                            -----------
TOTAL CANADA                                    780,428
                                            -----------

DENMARK - 2.64%
---------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.45%
   Vestas Wind Systems A/S          13,468      727,690
                                            -----------

PHARMACEUTICALS - 2.19%
   Novo Nordisk A/S - Class B       19,628    3,514,513
                                            -----------
TOTAL DENMARK                                 4,242,203
                                            -----------

FINLAND - 1.02%
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.02%
   Nokia Oyj                        36,906    1,643,033
                                            -----------
TOTAL FINLAND                                 1,643,033
                                            -----------

FRANCE - 13.84%
---------------------------------------------------------------
BANKS - 2.49%
   BNP Paribas                      45,626    3,998,343
                                            -----------

COMMUNICATIONS EQUIPMENT - 1.70%
   Alcatel                          48,425    2,745,877
                                            -----------

CONSTRUCTION & ENGINEERING - 0.87%
   Bouygues SA                      30,989    1,401,397
                                            -----------



                                                  VALUE
COMMON STOCKS                       SHARES     (NOTE 1)
---------------------------------------------------------------
FRANCE - (CONTINUED)
---------------------------------------------------------------
INSURANCE - 2.05%
   AXA SA                           22,791  $ 3,289,578
                                            -----------

MEDIA - 1.07%
   Lagardere Groupe                 29,779    1,724,862
                                            -----------

PHARMACEUTICALS - 4.42%
   Aventis SA                       81,020    7,100,026
                                            -----------

SEMICONDUCTOR EQUIPMENT &
PRODUCTS - 1.24%
   STMicroelectronics NV            45,704    1,991,881
                                            -----------
TOTAL FRANCE                                 22,251,964
                                            -----------

GERMANY - 9.07%
---------------------------------------------------------------
AIR FREIGHT & COURIERS - 2.17%
   Deutsche Post AG #              160,659  $ 3,470,813
                                            -----------

BANKS - 1.81%
   Dresdner Bank AG                 67,232    2,917,512
                                            -----------

CHEMICALS - 1.00%
   Bayer AG                         30,821    1,613,917
                                            -----------

ELECTRICAL EQUIPMENT - 0.21%
   Aixtron - New #                   3,110      337,540
                                            -----------

INSURANCE - 1.85%
   Ergo Versicherungs Gruppe AG     17,863    2,980,097
                                            -----------

PHARMACEUTICALS - 2.03%
   Merck Kgaa                       74,268    3,271,565
                                            -----------
TOTAL GERMANY                                14,591,444
                                            -----------

HONG KONG - 3.90%
---------------------------------------------------------------
BANKS - 0.52%
   Hang Seng Bank, Limited          62,500      841,381
                                            -----------


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED

                                DECEMBER 31, 2000


                                     VALUE
COMMON STOCKS                       SHARES     (NOTE 1)
--------------------------------------------------------------
HONG KONG - (CONTINUED)
--------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.73%
   Hong Kong Exchanges &
     Clearing, Limited             402,000  $   922,590
   Hutchison Whampoa               148,600    1,852,804
                                            -----------
                                              2,775,394
                                            -----------


REAL ESTATE - 0.98%
   Cheung Kong Holdings, Limited   123,000    1,573,047
                                            -----------

ROAD & RAIL - 0.67%
   MTR Corporation #               615,000    1,076,312
                                            -----------
TOTAL HONG KONG                               6,266,134
                                            -----------

IRELAND - 1.23%
--------------------------------------------------------------
PHARMACEUTICALS - 1.23%
   Elan Corporation PLC ADR#        42,164    1,973,802
                                            -----------
TOTAL IRELAND                                 1,973,802
                                            -----------

ITALY - 8.65%
--------------------------------------------------------------
INSURANCE - 4.75%
   Assicurazione Generali          192,300    7,623,868
                                            -----------

OIL & GAS - 3.90%
   ENI Spa                         985,284    6,279,510
                                            -----------
TOTAL ITALY                                  13,903,378
                                            -----------

JAPAN - 7.59%
--------------------------------------------------------------
AUTOMOBILES - 0.38%
   Nissan Motor Company, Limited # 107,000      615,571
                                            -----------

ELECTRONIC EQUIPMENT &
INSTRUMENTS - 1.69%
   Anritsu Corporation              48,000    1,133,117
   NEC Corporation                  87,000    1,589,768
                                            -----------
                                              2,722,885
                                            -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 0.66%
   Hoya Corporation                 14,500    1,064,918
                                            -----------



                                                  VALUE
COMMON STOCKS                       SHARES     (NOTE 1)
--------------------------------------------------------------
JAPAN - (CONTINUED)
--------------------------------------------------------------
HOUSEHOLD DURABLES - 1.63%
   Matsushita Electric Industrial
     Company, Limited               68,400  $ 1,632,633
   Pioneer Corporation              18,000      480,001
   Sanyo Electric Company, Limited  61,000      506,666
                                            -----------
                                              2,619,300
                                            -----------


LEISURE EQUIPMENT & PRODUCTS - 0.76%
   Fuji Photo Film Company          14,000      585,092
   Nintendo Corporation, Limited     4,100      644,887
                                            -----------
                                              1,229,979
                                            -----------

MEDIA - 0.04%
   Tokyo Broadcasting System, Inc.   2,000       59,104
                                            -----------

OFFICE ELECTRONICS - 0.32%
   Ricoh Company, Limited           28,000      516,547
                                            -----------

PHARMACEUTICALS - 0.92%
   Shionogi & Company, Limited      38,000      774,121
   Takeda Chemical Industries,
     Limited                        12,000      709,246
                                            -----------
                                              1,483,367
                                            -----------

SEMICONDUCTOR EQUIPMENT &
PRODUCTS - 0.50%
   Murata Mfg Company, Limited       6,700      784,962
                                            -----------

SOFTWARE - 0.38%
   Alpha Systems, Inc.                 700       72,831
   Capcom Company, Limited          15,800      541,517
                                            -----------
                                                614,348
                                            -----------

TRADING COMPANIES & DISTRIBUTORS - 0.31%
   Itochu Techno-Science Corporation 2,700      500,223
                                            -----------
TOTAL JAPAN                                  12,211,204
                                            -----------

NETHERLANDS - 10.12%
--------------------------------------------------------------
BANKS - 2.65%
   ABN Amro Holdings               187,811    4,263,347
                                            -----------


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED

                                DECEMBER 31, 2000


                                                  VALUE
COMMON STOCKS                       SHARES     (NOTE 1)
---------------------------------------------------------------
NETHERLANDS - (CONTINUED)
---------------------------------------------------------------
BIOTECHNOLOGY - 0.67%
   Qiagen #                         29,577  $ 1,072,805
                                            -----------

DIVERSIFIED FINANCIALS - 1.96%
   ING Groep NV                     39,529    3,152,094
                                            -----------

DIVERSIFIED TELECOMMUNICATIONS - 0.21%
   Royal KPN NV                     29,033      333,609
                                            -----------

FOOD PRODUCTS - 1.26%
   Koninklijke Numico NV            40,438    2,031,472
                                            -----------

HOUSEHOLD DURABLES - 2.87%
   Royal Philips Electronics NV    126,057    4,610,094
                                            -----------

SEMICONDUCTOR EQUIPMENT &
PRODUCTS - 0.5%
   ASM Lithography Holding NV #     35,731      810,097
                                            -----------
TOTAL NETHERLANDS                            16,273,518
                                            -----------

SINGAPORE - 0.58%
---------------------------------------------------------------
AEROSPACE & DEFENSE - 0.28%
   Singapore Technologies Engineering,
     Limited                       282,000      454,387
                                            -----------

AIRLINES - 0.30%
   Singapore Airlines, Limited      49,000      486,746
                                            -----------
TOTAL SINGAPORE                                 941,133
                                            -----------

SPAIN - 3.04%
---------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS - 2.50%
   Telefonica SA #                 243,961    4,024,283
                                            -----------

HOTELS RESTAURANTS & LEISURE - 0.54%
   Amadeus Global Travel Distr #   116,916      865,681
                                            -----------
TOTAL SPAIN                                   4,889,964



                                                  VALUE
COMMON STOCKS                       SHARES     (NOTE 1)
---------------------------------------------------------------
SWITZERLAND - 6.83%
---------------------------------------------------------------
BANKS - 1.81%
   UBS AG                           17,835  $ 2,909,614
                                            -----------

FOOD PRODUCTS - 1.83%
   Nestle SA                         1,261    2,939,974
                                            -----------

PHARMACEUTICALS - 3.19%
   Roche Holding AG                    504    5,132,326
                                            -----------
TOTAL SWITZERLAND                            10,981,914
                                            -----------

UNITED KINGDOM - 19.03%
---------------------------------------------------------------
AEROSPACE & DEFENSE - 1.00%
   BAE Systems PLC                 281,670    1,606,702
                                            -----------

BANKS - 1.88%
   Halifax PLC                      84,326      835,477
   HSBC Holdings PLC                94,800    1,403,827
   Lloyds TSB Group PLC             71,661      757,614
   Standard Chartered PLC            1,697       24,441
                                            -----------
                                              3,021,359
                                            -----------

DIVERSIFIED FINANCIALS - 2.38%
   Amvescap PLC                    186,501    3,826,497
                                            -----------

DIVERSIFIED TELECOMMUNICATIONS - 2.15%
   British Telecommunications PLC  405,147    3,460,523
                                            -----------

FOOD PRODUCTS - 1.28%
   Unilever PLC                    239,862    2,052,331
                                            -----------

FOOD & DRUG RETAILING - 0.33%
   Safeway PLC                     118,190      527,695
                                            -----------

IT CONSULTING & SERVICES - 1.30%
   CMG PLC                          51,039      682,116
   Dimension Data Holding #        208,308    1,405,975
                                            -----------
                                              2,088,091
                                            -----------

MULTILINE RETAIL - 1.61%
   Kingfisher PLC                  349,058    2,594,443
                                            -----------



                     See notes to the financial statements.

                                TT EAFE PORTFOLIO

                                DECEMBER 31, 2000


                                                  VALUE
COMMON STOCKS                       SHARES     (NOTE 1)
--------------------------------------------------------------
UNITED KINGDOM - (CONTINUED)
--------------------------------------------------------------
PHARMACEUTICALS - 1.68%
   AstraZeneca PLC                  38,160  $ 1,923,157
   Celltech PLC #                   44,411      784,529
                                            -----------
                                              2,707,686
                                            -----------

ROAD & RAIL - 2.81%
   Railtrack Group PLC             326,998    4,516,692
                                            -----------

WIRELESS TELECOMMUNICIATION
SERVICES - 2.61%
   Vodafone Group PLC            1,145,370    4,198,812
                                            -----------
TOTAL UNITED KINGDOM                         30,600,831
                                            -----------

TOTAL COMMON STOCKS (cost $141,402,478)     145,017,695
                                            -----------

PREFERRED STOCKS - 1.44%
--------------------------------------------------------------
GERMANY - 1.44%
--------------------------------------------------------------
SOFTWARE - 1.44%
   SAP AG Vorzug                    16,359  $ 2,312,140
                                            -----------
TOTAL GERMANY                                 2,312,140
                                            -----------

TOTAL PREFERRED STOCKS (cost $3,361,571)      2,312,140
                                            -----------

OPTIONS - 0.22%                   CURRENCY
--------------------------------------------------------------
JAPAN - 0.22%
   Japanese Yen Put,
     Expires 10/19/01,
     Strike Y110.50             $9,200,000      349,488
                                            -----------
TOTAL JAPAN                                     349,488
                                            -----------

TOTAL OPTIONS (COST $153,410)                   349,488
                                            -----------



                                                  VALUE
                                               (NOTE 1)
--------------------------------------------------------------
TOTAL INVESTMENTS 91.85%
   (Cost $144,917,459)                     $147,679,323
                                            -----------

Other Assets in excess
     of Liabilities 8.15%                    13,771,528
                                            -----------


   Total Net Assets 100.0%                 $161,450,851
                                            ===========


     # Non-income producing security.
   ADR American Depository Receipts.



                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2000


ASSETS:
Investments, at value*.............................................................................  $147,679,323
Cash...............................................................................................    13,941,178
Foreign currency**.................................................................................     6,797,106
Receivable for open forward foreign currency exchange contracts....................................       636,177
Receivable for investments sold....................................................................        79,113
Dividends and interest receivable..................................................................       134,370
Recoverable foreign taxes..........................................................................        61,158
                                                                                                      -----------

   Total assets....................................................................................   169,328,425
                                                                                                      -----------

LIABILITIES:
Payable for investments purchased..................................................................     6,495,934
Payable for open forward foreign currency exchange contracts.......................................     1,250,092
Payable for investment advisory fees...............................................................        51,042
Accrued expenses and other liabilities.............................................................        80,506
                                                                                                      -----------
   Total liabilities...............................................................................     7,877,574
                                                                                                      -----------

NET ASSETS.........................................................................................  $161,450,851
                                                                                                      ===========
* Cost of Investments..............................................................................  $144,917,459
                                                                                                      ===========
** Cost of Foreign Currency........................................................................   $ 6,611,434
                                                                                                      ===========


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                            STATEMENTS OF OPERATIONS

                       FOR THE PERIOD FROM OCTOBER 2, 2000
               (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000


INVESTMENT INCOME:
Interest income...............................................    $  137,695
Dividend income* .............................................       201,523
                                                                 -----------
   Total income...............................................       339,218
                                                                 -----------

EXPENSES:
Investment advisory fee ......................................       129,658
Accounting and custody fees...................................        50,464
Audit fees....................................................        22,244
Administration fees...........................................        14,959
Trustees' fees and expenses...................................        10,970
Other expenses................................................        10,972
                                                                 -----------
   Total expenses.............................................       239,267
                                                                 -----------
NET INVESTMENT INCOME.........................................        99,951
                                                                 -----------

REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized loss on:
   Investment security transactions...........................    (3,452,604)
   Foreign currency transactions and forward
     foreign currency exchange contracts......................      (269,025)
                                                                 -----------
                                                                  (3,721,629)
                                                                 -----------

Net change in unrealized appreciation/(depreciation) on:
   Investment securities......................................       966,502
   Foreign currency and forward foreign
     currency exchange contracts..............................      (663,955)
                                                                 -----------
                                                                     302,547
                                                                 -----------
NET LOSS ON INVESTMENTS.......................................    (3,419,082)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.......... $  (3,319,131)
                                                                 ===========
* Net of foreign taxes withheld...............................    $   24,370
                                                                 ===========


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS

                       FOR THE PERIOD FROM OCTOBER 2, 2000
               (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000


OPERATIONS:
Net investment income.......................................     $  99,951
Net realized loss...........................................    (3,721,629)
Net change in net unrealized appreciation/(depreciation) ...       302,547
                                                               -----------
   Net decrease in net assets resulting from operations.....    (3,319,131)
                                                               -----------

CAPITAL TRANSACTIONS
   Contributions............................................   164,769,982
   Withdrawals..............................................            --
                                                               -----------
   Net increase in net assets from capital transactions.....   164,769,982
                                                               -----------
Total increase in net assets................................   161,450,851

NET ASSETS:
Beginning of period.........................................            --
                                                               -----------
End of period...............................................  $161,450,851
                                                               ===========


                     See notes to the financial statements.

                         TT INTERNATIONAL EAFE PORTFOLIO
                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: TT International EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Master Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. The Portfolio commenced operations on October 2, 2000 with the transfer of $93,281,575 in securities at value, with cost of $91,184,786, from the LKCM International Fund, of the LKCM Funds (61.1% at December 31, 2000).
   The following is a summary of significant accounting policies which are consistently followed by the Portfolio in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
   1. SECURITY VALUATION: The equity securities of the Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by the Portfolio Board of Trustees.
   2. SECURITY TRANSACTIONS AND INCOME RECOGNITION: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Premium and discount on securities purchased are amortized as a component of interest income using a constant yield to maturity method.
   3. FEDERAL INCOME TAXES: The Portfolio intends to qualify as a partnership for U.S. federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").
   It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.
   4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover,

                         TT INTERNATIONAL EAFE PORTFOLIO
                  NOTES TO THE FINANCIAL STATEMENTS, CONTINUED

securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.
   Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

   5. FOREIGN CURRENCY TRANSLATION: For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

    As of December 31, 2000, the Portfolio had the following open forward foreign currency exchange contracts outstanding:


    CURRENCY AND            FOREIGN CURRENCY         U.S. DOLLAR VALUE          GROSS UNREALIZED
    EXCHANGE DATE           UNITS PURCHASED/SOLD     AT DECEMBER 31, 2000       GAIN/LOSS
    -------------           -------------------      -------------------        ---------------
    PURCHASE CONTRACTS
    Euro, 01/29/01             5,300,000                $4,975,182             $  248,118
    Euro, 02/08/01             2,600,000                 2,441,531                128,856
    Euro, 02/16/01             5,300,000                 4,978,395                259,203
                                                                             ------------

    NET UNREALIZED GAIN ON PURCHASE CONTRACTS                                  $  636,177
                                                                             ============

    SALES CONTRACTS
    Euro, 01/29/01             5,300,000                $4,975,182            $  (497,053)
    Euro, 02/08/01             2,600,000                 2,441,531               (246,689)
    Euro, 02/16/01             5,300,000                 4,978,395               (506,350)
                                                                             ------------

    NET UNREALIZED LOSS ON SALE CONTRACTS                                     $(1,250,092)
                                                                             ============

   6. FUTURES CONTRACTS: The Portfolio may purchase long futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon

                         TT INTERNATIONAL EAFE PORTFOLIO
                  NOTES TO THE FINANCIAL STATEMENTS, CONTINUED

entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Portfolio is required to segregate cash or liquid securities in connection with long futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

As of December 31, 2000, there were no open long futures contracts outstanding.

   B. INVESTMENT ADVISORY AGREEMENT: Pursuant to a Management Agreement with the Master Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. For its advisory services, the Master Trust shall pay to the Manager from the assets of the Portfolio a management fee, paid monthly, at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

   C. SECURITY TRANSACTIONS: Purchase and sales of investments, exclusive of short-term securities, for the Portfolio for the period ended December 31, 2000, were as follows:

            COST OF PURCHASES                     PROCEEDS FROM SALES
            -------------------------          -------------------------
               $96,607,803                            $39,528,829

At December 31,2000 the Portfolio's aggregate unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

                       UNREALIZED            UNREALIZED         NET UNREALIZED
 TAX COST            APPRECIATION           DEPRECIATION         APPRECIATION
 ----------------------------------------------------------------------------
$146,404,287           $9,660,170           $(8,385,134)           $1,275,036

   D. FINANCIAL HIGHLIGHTS: The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                                                        FOR THE
                                                      PERIOD ENDED
                                                   DECEMBER 31, 2000*

            Ratio of expenses                              0.92%+
            Ratio of net investment income                 0.39%+
            Portfolio Turnover                               37%

* For the period October 2, 2000 (commencement of operations) through December 31, 2000.
+ Computed on an annualized basis.

                         TT INTERNATIONAL EAFE PORTFOLIO
                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of TT International U.S.A. Master Trust (the Trust) and the Shareholders of TT International EAFE Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT EAFE Portfolio, (one of the portfolios constituting TT International U.S.A. Master Trust, hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period October 2, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2001


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